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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2003

                            4KIDS ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

    New York                        0-7843                      13-2691380
 (State or other                  (Commission                  (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

1414 Avenue of the Americas, New York, New York                     10019
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 758-7666
              (Registrant's telephone number, including area code )

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

Exhibit     Description
-------     -----------
 99.1       Press release issued by 4Kids Entertainment, Inc. dated May 14, 2003

Item 9. Regulation FD Disclosure

The following information (including the exhibit hereto) is furnished under this
Item 9 solely in satisfaction of Item 12, "Results of Operations and Financial Condition" in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216. On May 14, 2003, 4Kids Entertainment, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2003

                                       4 KIDS ENTERTAINMENT, INC.

                                       By:    /s/ Joseph P. Garrity
                                           -------------------------------------
                                       Name:  Joseph P. Garrity
                                       Title: Executive Vice President and
                                              Chief Financial Officer